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                                                                   EXHIBIT 10.54



                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement ("Amendment") is made and entered into as of the 17th day of October, 1997, by and between The O'Gara Company (the "Company") and Nicholas P. Carpinello (the "Executive").

                                   WITNESSETH

         WHEREAS, the Company and the Executive are parties to an Employment Agreement, dated as of August 28, 1996 ("Agreement"); and

         WHEREAS, in connection with the pending merger of the Company's subsidiary into Kroll Holdings, Inc., the Company and Executive desire to amend the terms of the Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is here by acknowledged, the parties agree as follows:

         1. The first sentence of Section 1.01 of the Agreement is hereby deleted and the following is inserted in its place:

                  "The Company shall employ Executive as Controller and Treasurer."

         2. Section 2.02 of the Agreement is hereby amended to extend the Term through November 30, 2000.

         3. Section 5.04 (c) of the Agreement is hereby deleted in its entirety and the following inserted in its place:

                           (c) In the event of termination of Executive's
                  employment by the Company other than for Cause, the Company shall pay Executive, in addition to the amounts described in
                  Section 5.04(a) hereof, the greater of (i) an amount equal to the value of the continued payment of Executive's base salary for the remainder of the Term (excluding any renewal periods), or (ii) an amount equal to one (1) year of Executive's base salary at the time of termination. Such amount shall be payable, at the discretion of the Company, either (A) in a lump sum or (B) in equal monthly installments.

         4. The following is hereby added as Section 5.04(d) of the Agreement:

                           (d) In the event that the Company fails to renew the
                  terms of this Agreement for at least one year following the end of the Term, the
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                  Company shall pay Executive an amount equal to one (1) year of
                  Executive's base salary at the time of termination. Such amount shall be payable, at the discretion of the Company, either (A) in a lump sum or (B) in equal monthly installments.

         5. Section 6.01 of the Agreement is hereby deleted in its entirety and the following inserted in its place:

                           6.01. Mitigation: Offset. In the event that an amount
                  becomes payable to Executive pursuant to Section 5.04(c) above, such amount shall be reduced, on a dollar-for-dollar basis, by (i) any outstanding amounts owed by Executive to the Company and (ii) the amount of any compensation for services earned by Executive during the remainder of the Term (if a severance payment is due in accordance with Section 5.04(c)(i)) or during the one year period following termination (if a severance payment is due in accordance with Sections 5.04(c)(ii) or 5.04(d)), from any source, whether paid currently or deferred. In such event, Executive shall cooperate with the Company and shall provide such information to the Company as it may reasonably require.

         6. The annual salary set forth in Paragraph (a) of Exhibit A to the Agreement is hereby changed to $140,000.00.

         7. The following is hereby added at the end of Paragraph (e) of Exhibit A to the Agreement: "in an amount commensurate with Executive's position and responsibilities with the Company"

         8. This Amendment shall be effective as of the Effective Time as defined in the Plan and Agreement to Merge VDE, Inc. with and into Kroll Holdings, Inc., dated as of August 8, 1997.

         9. Any capitalized terms not defined herein shall have the respective meanings ascribed to them in the Agreement.

         10. All of the terms and conditions of the Agreement, not amended hereby, shall remain in full force and effect.

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The undersigned have executed this Amendment as of the date first above written.

                                        The O'Gara Company

                                        By: /s/ Abram S. Gordon
                                            ----------------------------

                                        Its: Vice President
                                             ---------------------------

                                        Executive:

                                        /s/ Nicholas P. Carpinello
                                        --------------------------------

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